UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

HYPERION DEFI, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NAME & ADDRESS HERE STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Hyperion DeFi, Inc.: The 2026 Annual Meeting of Stockholders of Hyperion DeFi, Inc., will be held virtually on June 30, 2026 at 12:00 p.m. Eastern Time. As a registered holder of the Company, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/hypd/2026 and using the Control Number above. Your registration must be received by 11:59 p.m. Eastern Time on June 29, 2026. On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled “Questions and Answers About the Annual Meeting.” The Board of Directors recommends a vote “FOR” all nominees listed in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. 1. To elect the five directors named in the Proxy Statement for one-year terms expiring in 2027 or until their successors have been elected and qualified (“Proposal 1”); 01. Hyunsu Jung 02. Michael Geltzeiler 03. Rachel Jacobson 04. Happy Walters 05. Ellen Strahlman, M.D. 2. To ratify the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the audit committee of the Company’s Board of Directors (“Proposal 2”); 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (“Proposal 3”); 4. To approve an amendment and restatement of the Company’s Third Amended and Restated Certificate of Incorporation, as amended, in substantially the form attached to the Proxy Statement as Annex A, to enable stockholders of the Company to act by written consent in lieu of a meeting (“Proposal 4”); 5. To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 4 (“Proposal 5”); and 6. To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment, postponement, or rescheduling thereof. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders (the "Annual Meeting") to be held virtually on June 30, 2026 at 12:00 p.m. Eastern Time This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement for the Annual Meeting (the "Proxy Statement") and Hyperion DeFi, Inc.'s (the "Company") annual report for the year ended December 31, 2025 are available at https://web.viewproxy.com/hypd/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before June 16, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. CONTROL NUMBER Materials for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to https://web.viewproxy.com/hypd/2026 Have the 11-digit Control Number available when you access the website and follow the instructions. E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the Company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone Call 1-877-777-2857 Toll Free VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://AALvote.com/hypd Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to https://web.viewproxy.com/hypd/2026 to attend and vote; or Go directly to https://AALvote.com/hypd to vote. Have your 11-digit Control Number available and follow the prompts.